                                                                   EXHIBIT 10.57

                                                                      (IBM LOGO)
                                                                5600 Cottle Road
                                                         San Jose, CA 95193 0001

August 24, 2003

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA  95110

Attention:  Mr. Michael Harrison

Subject:  Amendment 12 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Michael:

This letter (the "Amendment") serves as Amendment Number 12 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement") which the parties hereto do mutually agree to amend as follows:

1. Delete pricing table in its entirety in Section 2.1, "Pricing" and replace with the following:

IBM P/N / NUMA-Q  BROCADE P/N  DESCRIPTION                           UNIT PRICE
      P/N
----------------  -----------  ------------------------------------  -----------
[*]               [*]          8-Port Fibre Channel Switch           [*]
                               Single Power Supply (SW2400)
                               Includes SES, Web tools,
                               Zoning and Fabric Watch -
                               whole unit switch Product

[*]               [*]          16 Port Fibre Channel                 [*]
                               Switch Single Power Supply
                               (SW2800) Includes SES,
                               Web tools, Zoning and
                               Fabric Watch - whole unit
                               switch Product

[*]               [*]          Silkworm 2000 Power Supply            [*]

[*]               [*]          Mainboard, SW 2400 (8-port)           [*]

[*]               [*]          Fan Tray, SW 2400 (8-port)            [*]

[*]               [*]          Chassis, SW 2400   (8-port)           [*]

[*]               [*]          Mainboard, SW 2800 (16-port)          [*]

[*]               [*]          Fan Tray, SW 2800 (16-port)           [*]
[*]               [*]          Chassis, SW 2800 (16-                 [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW#1 of IBM/Brocade Agreement ROC-P-68
August 24, 2003

                                     1 of 5

                               port) with operator panel / LCD

[*]               [*]          Quick Loop License                    [*]

[*]               [*]          Fabric Watch License                  [*]

[*]               [*]          Extended Fabrics                      [*]

[*]               [*]          Extended Fabrics                      [*]

[*]               [*]          Remote Switch                         [*]

[*]               [*]          Remote Switch                         [*]

[*]               [*]          8 Port Fibre Channel Switch           [*]
                               Single Power Supply (SW3200)
                               Includes Web Tools

[*]               [*]          8 Port Fibre Channel Switch           [*]
                               Single Power Supply (SW3200)
                               Includes Web Tools, Full
                               Fabric Upgrade  Zoning and
                               Fabric Watch

[*]               [*]          Full Fabric Upgrade                   [*]
                               Includes  Zoning and Fabric Watch

[*]               [*]          16 Port Fibre Channel                 [*]
                               Switch Single Power
                               Supply (SW3800)
                               Includes Web tools, Zoning
                               and Fabric Watch - whole
                               unit switch Product

[*]               [*]          Fan (SW3800)                          [*]

[*]               [*]          Power Supply (SW3800)                 [*]

[*]               [*]          Mainboard FRU (SW3800)                [*]

[*]               [*]          32 Port Fibre Channel                 [*]
                               Switch Double Power Supply
                               (SW3900)
                               Includes, Webtools, Zoning,
                               Fabric Watch, Trunking, and
                               Performance Monitor - whole
                               unit switch Product

[*]               [*]          Fan (SW3900)                          [*]

[*]               [*]          Power Supply (SW3900)                 [*]

[*]               [*]          Mainboard FRU (SW3900)                [*]

[*]               [*]          LUN Zoning                            [*]

[*]               [*]          LUN Zoning                            [*]

[*]               [*]          LUN Zoning                            [*]

[*]               [*]          Secure Fabric OS (SW3200)             [*]

[*]               [*]          Secure Fabric OS (SW3800)             [*]

[*]               [*]          1Gb Secure Fabric OS                  [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW#1 of IBM/Brocade Agreement ROC-P-68
August 24, 2003

                                     2 of 5

[*]               [*]          Secure Fabric OS (SW3900)             [*]

[*]               [*]          Secure Fabric OS (SW12000)            [*]

[*]               [*]          Performance Bundle                    [*]
                               (Trunking and Performance
                               Monitoring)

[*]               [*]          Performance Bundle                    [*]
                               (Trunking and Performance
                               Monitoring)

[*]               [*]          32 Port Fibre Channel Core            [*]
                               Switch (SW12000) Includes 2
                               Stiletto Port
                               Blades, 2 CP
                               Blades, 4 Power
                               Supplies, 3
                               Blowers, 6 Port
                               Blade Filler
                               Panels, 1 Cable
                               Management
                               Pillar, Fabric
                               OS, Advanced
                               Web Tools,
                               Advanced
                               Zoning, Fabric
                               Watch,
                               Performance
                               Monitoring,
                               Trunking.

[*]               [*]          Rack Mounting Kit 14U, FRU            [*]

[*]               [*]          Switch Blade 16 port, 2GB             [*]

[*]               [*]          Switch Blade 16 port, 2Gb, FRU        [*]

[*]               [*]          Chassis Door, Includes                [*]
                               Plastic and Metal door
                               Components and IBM Front Badge

[*]               [*]          Control Processor Blade               [*]

[*]               [*]          Stiletto Port Blade Slot              [*]
                               Filler Panel, SW12000, FRU

[*]               [*]          Power Supply , 180-264VAC,            [*]
                               1000W, FRU

[*]               [*]          Blower Assembly, FRU                  [*]

[*]               [*]          Cable Management Pillar, FRU          [*]

[*]               [*]          WWN Card                              [*]

[*]               [*]          Power Plug, Switch and                [*]
                               Distribution Panel

[*]               [*]          Chassis FRU, includes                 [*]
                               backplane, blower and power
                               supply backplane, AC and
                               blower harness.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW#1 of IBM/Brocade Agreement ROC-P-68
August 24, 2003

                                     3 of 5

[*]               [*]          Rear WWN Bezel Assy                   [*]

[*]               [*]          Cable Management Tray                 [*]

[*]               [*]          AC Power Cord, FRU                    [*]

[*]               [*]          AC Power Cord, UK/Ireland, 250V, FRU  [*]

[*]               [*]          AC Power Cord, Cont. Europe           [*]
                               CEE7/7, FRU

[*]               [*]          AC Power Cord, AUST/INZ, 250V         [*]

[*]               [*]          AC Power Cord, Intl IEC               [*]

[*]               [*]          Remote Switch software                [*]

[*]               [*]          Extended Fabric software              [*]

[*]               [*]          Fabric Manager 3.x                    [*]

[*]               [*]          Fabric Manager                        [*]
                               4.x-Enterprise (Unlimited
                               copies per one server/PC)

[*]               [*]          Fabric Manager 4.x  - 3.0             [*]
                               to 4.x Upgrade to
                               Enterprise (Unlimited
                               copies per one server/PC)

[*]               [*]          Fabric Manager 4.x with 10 Domains    [*]

[*]               [*]          Fabric Manager 4.x Upgrade            [*]
                               from 10 Domains to Maximum Domains

[*]               [*]          ISL Trunking (SW3200)                 [*]

[*]               [*]          ISL Trunking (SW3800)                 [*]

All prices are in U.S. dollars.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW#1 of IBM/Brocade Agreement ROC-P-68
August 24, 2003

                                     4 of 5

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION

By: /s/ KAREN TAKABASHI                9/11/03
    -----------------------------------------------
Authorized Signature                     Date

Karen Takabashi
--------------------------------------------------
Type or Print Name

Procurement Commodity Mgr
--------------------------------------------------
Title & Organization

ACCEPTED AND AGREED TO:
BROCADE COMMUNICATIONS SYSTEMS, INC.

By: /s/ JACK CUTHBERT
   -----------------------------------------------
Authorized Signature                     Date

Jack Cuthbert
--------------------------------------------------
Type or Print Name

VP Worldwide Sales
--------------------------------------------------
Title & Organization


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW#1 of IBM/Brocade Agreement ROC-P-68
August 24, 2003

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